Loss Per Share (Tables)	9 Months Ended
Sep. 30, 2019
Earnings Per Share [Abstract]
Summary of Basic and Diluted Net Loss Per Share

Basic and diluted net loss per share for each of the periods presented are calculated as follow:

	For the nine months ended September 30,
	2018	2019
Numerator:
Net loss attributable to ordinary shareholders	(75,717,598)	(148,640,670)
Denominator:
Weighted average number of ordinary shares- basic and diluted	50,801,993	63,189,214
Net loss per share-basic and diluted	(1.49)	(2.35)

Summary of Anti-Dilutive Shares Excluded from Calculation of Diluted Loss Per Share

As a result of the Group’s net loss for the nine months ended September 30, 2018 and 2019, share options and non-vested restricted shares outstanding in the respective periods were excluded from the calculation of diluted loss per share as their inclusion would have been anti-dilutive.

	As of
	December 31, 2018	September 30, 2019
Share options	8,761,735	9,211,467
Non-vested restricted shares	1,112,001	771,668